NYSE BBX JUNE 2003

BANKATLANTIC BANCORP NYSE:BBX A diversified financial services holding company Banking Investment Banking and Retail Brokerage Real Estate Construction and Development

(NYSE:BBX) Assets1 $5.8 Billion Equity Capital1 $480 Million Book Value per Share1 $8.21 Market Capitalization2 $657 Million Price to Book2 1.37x Price to GAAP Earnings 12.23x Price to Operating Earnings2 12.23x* 1At 3/31/03 2Based on $11.25 per share closing price on 5/1/03 *GAAP Net Income, adjusted for extraordinary and non-operating items, as shown on slide #51. There were no adjustments for 1Q'03 BANKATLANTIC BANCORP

GAAP Earnings Up 57% n/m1 Operating Earnings2 Up 38% 8% Net Interest Income Up 14% Up 20% Operating Return on Tangible Assets1 1.15% 1.06% GAAP Return on Tangible Assets 0.94% 1.06% Operating Return on Tangible Equity1 17.23% 15.02 % GAAP Return on Tangible Equity 14.14% 15.02% 1Not Meaningful 2GAAP Net Income, adjusted for extraordinary and non-operating items, as shown on slide #51. There were no adjustments for 1Q'03 2002 vs 2001 1Q'03 vs 1Q'02 BANKATLANTIC BANCORP

BANKATLANTIC Founded in 1952 "Florida's Most Convenient Bank" 73 branches High visibility in South Florida Strong demographics OVERVIEW

BRANCH NETWORK Household Penetration 1 195K households 402K accounts 32K online customers 2.7 products & services per household overall cross-sell rate (1) As of 12/31/2002 Distribution Network 73 Branches - Open 7 days Unique ATM niche Award-winning Internet platform 24x7 Customer Service 6

BANKATLANTIC FLORIDA DEPOSIT RANKING* ($ in billions) Institution Branches Deposits *As of 12/31/02 Source: Florida Bankers Assoc. - Branch Deposit Report 1 Bank of America 749 $49.6 2 Wachovia 542 39.3 3 SunTrust 523 30.8 4 Washington Mutual 148 10.2 5 SouthTrust 252 9.6 6 AmSouth 160 5.8 7 World Savings 47 5.4 8 AmTrust 15 5.3 9 Colonial Bank 113 4.1 10 Northern Trust 27 3.7 11 Ocean Bank 22 3.7 12 Union Planters 73 3.6 13 Citibank 31 3.4 14 Bank United 38 3.0 15 BankAtlantic 73 $2.9

BankAtlantic Deposits (In millions) BankAtlantic Market Share *As of 12/31/02 Source: FL Bankers Assoc. DEMOGRAPHICS* BANKATLANTIC Broward (Fort Lauderdale) $1,520 5.57 % Palm Beach / Boca Raton 748 2.82 % Miami-Dade 351 0.69 % Tampa Bay 122 0.92 % Florida 2,980 1.18%

THE BANKATLANTIC STRATEGY Increase Low Cost deposits by: Florida's Most Convenient Bank initiative Driving growth through service - not rate Strong sales and marketing culture Grow Lending Units through Conforming 1- 4 Family, Commercial Real Estate, and Consumer No Credit Card, International, Syndication, or Indirect lending Maintain high performance credit characteristics

FLORIDA'S MOST CONVENIENT BANK Seven Day Branch Banking Extended Weekday Hours 24/7 "live" Customer Service Open Most Holidays Free Checking Free Online Banking Unique Banking Experience Dozens of New Deposit product bells and whistles

FLORIDA'S MOST CONVENIENT BANK Electronic Banking Products Convenience

NEW ACCOUNTS (CHECKING AND SAVINGS)* 2001 2002 2003 Mgmt. Estimate NEW ACCTS 43000 99000 155000 *DDA and NOW Checking plus Savings comprise Low Cost Deposits

DEPOSIT TREND DDA NOW SAVINGS MMA CDs 1Q '02 393 353.633 147.944 772.897 1384.383 1Q '03 516.404 446.076 180.362 820.181 920.35 LOW COST DEPOSITS * 1Q '02 894.577 1Q '03 1142.842 Period-end Balances in Millions 31% 26% 22% - 34% 0.33% 0% 0.52% 0.75% 3.21% 6% 1.33% 1Q'03 Deposit Cost Year-over-Year % Growth 28% *DDA and NOW Checking plus Savings comprise Low Cost Deposits

"SAME BRANCH"1 PERFORMANCE LOW COST DEPOSIT GROWTH2 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 Linked Qtr Growth 0.149 0.23 0.296 0.305 0.312 Goal 0.15 0.15 0.15 0.15 0.15 Year-over-Year Quarterly Growth 1Includes Branches open for 2 years or more 2DDA and NOW Checking plus Savings comprise Low Cost Deposits 15% Goal

LOW COST DEPOSITS* AS % OF TOTAL DEPOSITS 4Q'01 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 Low Cost Deposit % 0.26 0.29 0.3 0.32 0.35 0.4 *DDA and NOW Checking plus Savings comprise Low Cost Deposits

DDA AS % OF TOTAL DEPOSITS 4Q'01 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 DDA % Tl. Deposits 0.13 0.13 0.14 0.14 0.16 0.18

DEPOSITS 1998 1999 2000 2001 2002 2003 Mgmt. Estimate Total Deposits 1.925772 2.027892 2.234485 2.276567 2.920555 3.031088 Compound Growth 9.5% Period-end Balances in Billions *3.58% *Cost of Deposits *3.62% *4.24% *3.68% *2.20% *1.34% 54 52 54 54 72 73 Number of Branches 2.5%

SELF SERVICE COIN COUNTING May '03 Sept '03 East 2700 13000 Number of Transactions Mgmt. Estimate 18 73 Number of Counters Installed

BankAtlantic.com 32,000 online customers Free Online Banking Electronic Bill Pay 24x7 Customer Service Winner 2002 Standard of Excellence Award

GROWING FEE INCOME Bank Operations Deposit Fees Check Card Loan Fees Financial Services Other $8.6 Million 65% $3.0 Million 22% $1.0 Million 7% $0.4 Million 3% $0.4 Million 3% FEE INCOME $13.2 Million 1Q '03

FEE INCOME 2000 2001 2002 2003 Mgmt. Estimate Fee Income 29.573322 32.077217 42.315973 57.874353 Compound Growth 25.1% 36.8% 31.9 % Dollars in Millions

BANKATLANTIC Primary source of growth through de novo expansion Initially targeting 7- 8 branches per year Expected to achieve profitability within 12-15 months Success of the initiative will determine pace of future openings BRANCH EXPANSION PLANS

Secondary strategy after de novo branching Seeking attractively priced banks with great fit to existing customer base Emphasis inside footprint, but will look at other markets Orlando Jacksonville Naples / Sarasota BANKATLANTIC ACQUISITION POSTURE

LOAN GROWTH 1998 1999 2000 2001 2002 2003 Mgmt. Estimate Total Loans 2.635 2.69 2.854 2.774 3.373 4.003 Compound Growth 9% Period-end Balances in Billions *137% *Loan to Deposit Ratio *133% *128% *122% *115% *132% 19%

LOAN COMPOSITION Period-end Balances in Millions Commercial Real Estate $1,547 39% 7% Residential 1,834 46% 12% Consumer 332 8% 15% Small Business 162 4% 12% Corporate 100 3% 5% Total Loans $3,975 100% 10% 1Q'03 Gross Outstandings % of Total 1Q'03 vs 1Q'02

ASSET QUALITY Dollars in Millions 2001 2002 1Q '03 Non Performing Assets $42.9 $29.9 $24.5 Non Performing Assets % Loans & Other Assets 1.2% 0.8% 0.6% Net Charge offs $19.3 $19.8 -$0.6 Annualized Net Charge offs to Avg. Loans O/S 0.6% 0.6% -0.1% Loan Loss Reserve $44.6 $48.0 $48.7 Loan Loss Reserve to Total Loans 1.6% 1.4% 1.2% Loan Loss Reserve Coverage of Non Performing Loans 119.7% 253.8% 354.2%

RYAN BECK & CO. Full-service investment banking and regional brokerage Founded in 1946 Nationally recognized leader in Financial Institutions investment banking OVERVIEW

RYAN BECK & CO. 44 Branches 550 Investment Counselors $18 Billion in Customer Assets

Private Client Group RYAN BECK & CO. 1Q '03 Revenue $ 64 Million Capital Markets Group $ 11.4 Million 18 % Investment Banking

*Approximately 40% owned Levitt and Sons Core Communities Levitt Commercial Bluegreen Corporation* LEVITT CORPORATION It is anticipated, subject to receipt of a favorable private letter ruling from the Internal Revenue Service, Levitt Corporation will be spun off to the BankAtlantic Bancorp shareholders by December 31, 2003 in a tax-free exchange

LEVITT AND SONS Oldest US homebuilder (1929) Developer of Levittown in Long Island and PA Residential builder of over 200,000 homes

LEVITT AND SONS Focused on "active adult" Florida market Developing eight communities in Florida

1999 2000 2001 2002 1Q '03 Backlog (Units) 460 703 724 885 1,129 Closings (Units) 490 863 900 1,041 162 Average Sale Price (In Thousands) $ 192 $ 199 $ 213 $ 212 $ 232 LEVITT AND SONS

CORE COMMUNITIES Developer of master-planned communities Product consists of: Residential tracts sold to builders Land for retail developers, schools and other community amenities

CORE COMMUNITIES Developer of 4,600 acre St. Lucie West, fastest growing development of its type in Florida Developer of 9,000 acre Tradition, master- planned residential community

BLUEGREEN (40% investment) Resort Developer Operator of Resort Properties under the timeshare model Operations throughout the US, primarily "drive-to" destinations Developer of Residential and Golf Communities

BLUEGREEN

FINANCIAL RESULTS

BankAtlantic Levitt Corporation Ryan Beck & Co. Contribution: FY 2002 $45 Million 1Q'03 $11 Million Equity: 1Q'03 $471 Million Contribution: FY 2002 $19 Million 1Q'03 $3 Million Equity: 1Q'03 $111 Million Contribution: FY 2002 $3 Million* 1Q'03 $2 Million Equity: 1Q'03 $69 Million BANKATLANTIC BANCORP Earnings: FY 2002 $50 Million 1Q'03 $14 Million Equity: 1Q'03 $480 Million *GAAP Net Income before extraordinary gains of $24 million from the Gruntal acquisition, $2 million in Goodwill impairment costs and $3 million in acquisition charges

GAAP NET INCOME 2000 2001 2002 1Q'02 1Q'03 Net Income GAAP 24.714 32.16 50.335 -2.527 14.358 Dollars in Millions 57% Compound Growth 43% CONSOLIDATED

2000 2001 2002 1Q'02 1Q'03 Operating Net Income 23.172 44.476 61.343 13.267 14.358 OPERATING NET INCOME* 38% *GAAP Net Income, adjusted for extraordinary and non-operating items, as shown on slide #51. There were no adjustments for 1Q'03. CONSOLIDATED 8% Compound Growth 63% Dollars in Millions

1994 1995 1996 1997 1998 1999 2000 2001 2002 TOTAL ASSETS 1.5 1.7 2.6 3 3.8 4.1 4.6 4.6 5.4 TOTAL ASSETS Compound Growth 17% 17% Dollars in Billions CONSOLIDATED

TOTAL REVENUES 2000 2001 2002 2003 Mgmt. Estimate Total Revenues 246.271 260.903 406.126 534.313 Compound Growth 30% 32% Dollars in Millions CONSOLIDATED

GAAP EPS TREND 2000 2001 2002 1Q'02 1Q'03 GAAP EPS 0.54 0.65 0.81 -0.04 0.23 Compound Growth 23% CONSOLIDATED

OPERATING EPS TREND* 2000 2001 2002 1Q'02 1Q'03 OPERATING EPS 0.51 0.88 0.98 0.21 0.23 Compound Growth 39% *GAAP EPS, adjusted for extraordinary and non-operating items, as shown on slide #51. There were no adjustments for 1Q'03. CONSOLIDATED 8%

1st QUARTER 2003 FINANCIAL HIGHLIGHTS Total Assets $5.8 Billion +3.6% Total Deposits $2.9 Billion -6.5% Total Loans (Net) $3.9 Billion +11.4% Total Revenues $127.2 Million +79.9% Total Expenses $104.3 Million +113.7% Net Income (GAAP) $14.4 Million n/m2 EPS (GAAP) $0.23 n/m2 EPS (Operating)1 $0.23 +9.5% 1Q '03 vs 1Q '02 CONSOLIDATED 1GAAP EPS, adjusted for extraordinary and non-operating items, as shown on slide #51. There were no adjustments for 1Q'03 2Not Meaningful

STOCKHOLDER VALUE

ANNUAL RETURN *Total Market Returns as of 6/1/03 close BBX S&P 500 2002 2.91% - 22.56% 2003 YTD* 21.22% 7.18%

BUILDING BLOCK VALUATION BankAtlantic $0.73 $0.70 15x $10.95 $10.50 Ryan Beck & Co. 0.09 0.11 Book 1.16 1.16 Levitt/Bluegreen 0.28 0.20 Book 1.87 1.87 Consolidated $1.10 $1.01 $13.98 $13.53 Valuation Multiple Per Share Valuation Trailing 4 Qtr EPS Trailing 4 Qtr EPS through 1Q'031 1GAAP EPS, adjusted for extraordinary and non-operating items, as shown on slide #51. There were no adjustments for 1Q'03. Parent Company allocated to the three operating units Annualized 1Q'03 EPS1 Per Share Valuation Annualized 1Q'03 EPS

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in these slides contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used herein and in any documents incorporated by reference herein, the words "anticipate", "believe", "estimate", "may", "intend", "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward- looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes; BankAtlantic's seven-day banking initiative and other growth initiatives may not be successful or produce results which justify their costs; the impact of changes in accounting policies by the Securities and Exchange Commission; the impact of periodic testing of goodwill and other intangible assets for impairment; the potential consolidation of variable interest entities, if any; and with respect to the operations of Levitt and its real estate subsidiaries: the market for real estate generally and in the areas where Levitt has developments, the availability and price of land suitable for development, materials prices, labor costs, interest rates, environmental factors and governmental regulations; and the Company's success at managing the risks involved in the foregoing. Further, these slides contain forward-looking statements with respect to New Account volume, Deposits, Loans, Fee Income and Revenues for FY2003. There can be no assurances as to the attainment of these estimates. Regarding the proposed spin-off of Levitt, this transaction is subject to a number of risks and uncertainties that may change based on factors including that the conditions relating to regulatory approval and the tax-free nature of the spin-off may not be met, that business, economic, or market conditions may make the spin-off less advantageous, that Levitt will not be successful as a separate publicly-traded company, that Levitt will not have additional access to capital or debt markets or that such markets may prove to be more expensive than currently available, and that the Board may in the future conclude that it is not in the best interest of the Company or the shareholders to pursue the spin-off. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.